Exhibit 99.1

Contacts:
Brad Berning
Investor Relations
ir@zillowgroup.com

Emily Heffter
Public Relations
press@zillow.com

Zillow Group Reports Fourth Quarter and Full Year 2019 Financial Results
Revenue doubled in 2019, driven by rapid growth in Zillow Offers and strong retention trends in the Premier Agent business

SEATTLE – Feb. 19, 2020 – Zillow Group, Inc. (NASDAQ:Z) (NASDAQ:ZG), which is transforming the way people buy, sell, rent and finance homes, today announced its consolidated financial results for the three months and year ended Dec. 31, 2019. The company’s consolidated quarterly revenue grew by 158% and annual revenue grew 106%, driven by rapid expansion within the Homes segment and strong growth in Zillow Group’s Premier Agent business.

Complete financial results and 2020 outlook for the first quarter and full year can be found in our shareholder letter and in the investor relations section of Zillow Group’s website at https://investors.zillowgroup.com/financials/quarterly-results/default.aspx.

“In all, I’d characterize 2019 as tumultuously remarkable,” said CEO and Zillow co-founder Rich Barton. “We’re in the midst of a multi-year expansion to rewire real estate transactions and streamline how our customers buy, sell, rent and borrow that dramatically expands our market opportunity and profit potential. Our team’s strong execution delivered record Q4 and full year results that beat our outlook on every measure.”

“Our Premier Agent business is solid, and we have started 2020 with some of the best retention rates we’ve seen in recent history.”

Recent highlights include:
•Fourth quarter consolidated revenue grew 158% year over year to a record $943.9 million. Full year consolidated revenue more than doubled year over year to $2.7 billion.
•Internet, Media & Technology (IMT) cost control and operating leverage drove significant margin expansion in the fourth quarter and full year.
•Premier Agent year-over-year revenue growth continued to accelerate in the fourth quarter.
•Fourth quarter and full year 2019 Homes segment revenue and Adjusted EBITDA significantly outperformed expectations, delivering $603.2 million in revenue in the fourth quarter.
•In the fourth quarter of 2019, Zillow Offers entered three new markets, including Los Angeles, the largest market to date. Zillow Offers is now available in 23 markets. During the quarter, Zillow sold 1,902 homes and purchased 1,787 homes, ending the quarter with 2,707 homes in inventory.
•Traffic to Zillow Group mobile apps and websites reached nearly 173 million average monthly unique users for the three months ended Dec. 31, 2019, an increase of 10% year over year, driving 1.8 billion visits during the quarter. The company reported a record 8.1 billion visits for the year ended Dec. 31, 2019, up 12% year over year.
•Zillow Group ended the year with $2.4 billion in cash, cash equivalents and investments.

Fourth Quarter and Full Year 2019 Financial Highlights
The following table sets forth Zillow Group’s financial highlights for the periods presented (in thousands, unaudited):

	Three Months Ended December 31,		2018 to 2019 % Change	Year Ended December 31,		2018 to 2019 % Change
	2019	2018		2019	2018
Revenue:
Homes segment	$603,228	$41,347	1,359%	$1,365,250	$52,365	2,507%
IMT segment:
Premier Agent	233,482	221,012	6%	923,876	898,332	3%
Rentals	39,235	34,917	12%	164,173	134,587	22%
Other (1)	46,948	44,779	5%	188,847	168,224	12%
Total IMT segment revenue	319,665	300,708	6%	1,276,896	1,201,143	6%
Mortgages segment	21,054	23,280	(10)%	100,691	80,046	26%
Total revenue	$943,947	$365,335	158%	$2,742,837	$1,333,554	106%
Other Financial Data:
Segment income (loss) before income taxes:
Homes segment	$(107,923)	$(28,812)		$(312,120)	$(59,691)
IMT segment	$36,221	$(57,454)		$80,060	$(57,638)
Mortgages segment	$(12,654)	$(13,086)		$(44,962)	$(13,711)
Net loss	$(101,210)	$(97,682)		$(305,361)	$(119,858)
Adjusted EBITDA (2):
Homes segment	$(82,525)	$(23,186)		$(241,326)	$(48,460)
IMT segment	87,659	58,261		303,863	240,025
Mortgages segment	(8,311)	(2,718)		(23,653)	9,267
Total Adjusted EBITDA	$(3,177)	$32,357		$38,884	$200,832
Percentage of Revenue:
Segment income (loss) before income taxes:
Homes segment	(18)%	(70)%		(23)%	(114)%
IMT segment	11%	(19)%		6%	(5)%
Mortgages segment	(60)%	(56)%		(45)%	(17)%
Net loss	(11)%	(27)%		(11)%	(9)%
Adjusted EBITDA:
Homes segment	(14)%	(56)%		(18)%	(93)%
IMT segment	27%	19%		24%	20%
Mortgages segment	(39)%	(12)%		(23)%	12%
Total Adjusted EBITDA	—%	9%		1%	15%
(1) Other revenue primarily includes revenue generated by new construction and display, as well as revenue from the sale of various other marketing and business products and services to real estate professionals.
(2) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See below for more information regarding our presentation of Adjusted EBITDA, including a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net loss on a consolidated basis and income (loss) before income taxes for each segment, for each of the periods presented.

Conference Call and Webcast Information
Zillow Group CEO & co-founder Rich Barton and CFO Allen Parker will host a live conference call and webcast to discuss the results today at 2 p.m. Pacific Time (5 p.m. Eastern Time). A Shareholder Letter is available on the Quarterly Results section of Zillow Group’s investor relations website at https://investors.zillowgroup.com/financials/quarterly-results/default.aspx prior to the live conference call and webcast.
A link to the live webcast and recorded replay of the conference call will be available on the investor relations section of Zillow Group’s website. The live call may also be accessed via phone (866) 270-1533 toll-free domestically and at (412) 317-0797 internationally.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding the future of Zillow Offers, Premier Agent, Zillow Home Loans and other parts of our business. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “estimate,” “outlook,” “guidance,” or similar expressions constitute forward-looking statements. Forward-looking statements are made based on assumptions as of February 19, 2020, and although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee these results. Differences in Zillow Group’s actual results from those described in these forward-looking statements may result from actions taken by Zillow Group as well as from risks and uncertainties beyond Zillow Group’s control. Factors that may contribute to such differences include, but are not limited to, Zillow Group’s ability to execute on strategy; Zillow Group’s ability to maintain and effectively manage an adequate rate of growth; Zillow Group’s ability to innovate and provide products and services that are attractive to its users and advertisers; Zillow Group’s investment of resources to pursue strategies that may not prove effective; Zillow Group’s ability to compete successfully against existing or future competitors; the impact of the real estate industry on Zillow Group’s business; the impact of pending legal proceedings described in Zillow Group’s filings with the Securities and Exchange Commission, or SEC; Zillow Group’s ability to successfully integrate and realize the benefits of its past or future strategic acquisitions or investments; Zillow Group’s ability to maintain or establish relationships with listings and data providers; the reliable performance of Zillow Group’s network infrastructure and content delivery processes; Zillow Group’s ability to obtain or maintain licenses and permits to support our current and future businesses; actual or anticipated changes to our products and services; and Zillow Group’s ability to protect its intellectual property. The foregoing list of risks and uncertainties is illustrative but not exhaustive. For more information about potential factors that could affect Zillow Group’s business and financial results, please review the “Risk Factors” described in Zillow Group’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC and in Zillow Group’s other filings with the SEC. Except as may be required by law, Zillow Group does not intend, and undertakes no duty to update this information to reflect future events or circumstances.
Use of Non-GAAP Financial Measure
To provide investors with additional information regarding our financial results, this press release includes references to Adjusted EBITDA in total and for each segment, each a non-GAAP financial measure. We have provided a reconciliation within this earnings release of Adjusted EBITDA in total to net loss and Adjusted EBITDA by segment to income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures.
Adjusted EBITDA is a key metric used by our management and board of directors to measure operating performance and trends and to prepare and approve our annual budget. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis.
Our use of Adjusted EBITDA in total and for each segment has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
▪Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
▪Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;
▪Adjusted EBITDA does not consider the potentially dilutive impact of share-based compensation;
▪Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

▪Adjusted EBITDA does not reflect impairment costs;
▪Adjusted EBITDA does not reflect acquisition-related costs;
▪Adjusted EBITDA does not reflect interest expense or other income;
▪Adjusted EBITDA does not reflect income taxes; and
▪Other companies, including companies in our own industry, may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Because of these limitations, you should consider Adjusted EBITDA in total and for each segment alongside other financial performance measures, including various cash flow metrics, net loss, and income (loss) before income taxes for each segment and our other GAAP results.
About Zillow Group, Inc.
Zillow Group, Inc. (NASDAQ:Z) (NASDAQ:ZG) houses one of the largest portfolios of real estate brands on mobile and the web that attracted nearly 173 million average monthly unique users during the fourth quarter of 2019. Zillow Group is committed to leveraging its proprietary data, technology and innovations to make home buying, selling, financing and renting a seamless, on-demand experience for consumers. As its flagship brand, Zillow® now offers a fully integrated home shopping experience that includes access to for sale and rental listings, Zillow Offers™, which provides a hassle-free way to buy and sell homes directly through Zillow; and Zillow Home Loans, Zillow’s affiliated lender that provides an easy way to receive mortgage pre-approvals and financing. Other consumer brands include Trulia®, StreetEasy®, HotPads®, Naked Apartments® and Out East®. In addition, Zillow Group provides a comprehensive suite of marketing software and technology solutions to help real estate professionals maximize business opportunities and connect with millions of consumers. Zillow Group business brands for real estate, rental and mortgage professionals, include Mortech®, dotloop®, Bridge Interactive® and New Home Feed®. The company is headquartered in Seattle, Washington.
Please visit http://investors.zillowgroup.com, www.zillowgroup.com/ir-blog, and www.twitter.com/zillowgroup, where Zillow Group discloses information about the company, its financial information, and its business which may be deemed material.
The Zillow Group logo is available at http://zillowgroup.mediaroom.com/logos-photos.
Zillow, Premier Agent, Mortech, Bridge Interactive, StreetEasy, HotPads, Out East and New Home Feed are registered trademarks of Zillow, Inc. Zillow Offers is a trademark of Zillow, Inc. Trulia is a registered trademark of Trulia, LLC. dotloop is a registered trademark of DotLoop, LLC. Naked Apartments is a registered trademark of Naked Apartments, LLC. Zillow Home Loans, LLC is an Equal Housing Lender; NMLS #10287.
(ZFIN)

Adjusted EBITDA
The following tables set forth a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net loss on a consolidated basis and income (loss) before income taxes for each segment, for each of the periods presented (in thousands, unaudited):

	Three Months Ended December 31, 2019
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Income (Loss) Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(101,210)
Income tax benefit	N/A	N/A	N/A	N/A	(458)
Income (loss) before income taxes	$(107,923)	$36,221	$(12,654)	$(17,312)	$(101,668)
Other income	—	—	(350)	(11,683)	(12,033)
Depreciation and amortization expense	3,030	19,105	1,444	—	23,579
Share-based compensation expense	11,724	32,333	2,961	—	47,018
Interest expense	10,644	—	288	28,995	39,927
Adjusted EBITDA	$(82,525)	$87,659	$(8,311)	$—	$(3,177)

	Three Months Ended December 31, 2018
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Loss Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(97,682)
Income tax benefit	N/A	N/A	N/A	N/A	(8,402)
Loss before income taxes	$(28,812)	$(57,454)	$(13,086)	$(6,732)	$(106,084)
Other income	—	—	(244)	(5,718)	(5,962)
Depreciation and amortization expense	715	19,064	3,311	—	23,090
Share-based compensation expense	3,166	31,651	2,901	—	37,718
Impairment costs	—	65,000	4,000	—	69,000
Acquisition-related costs	—	—	268	—	268
Interest expense	1,745	—	132	12,450	14,327
Adjusted EBITDA	$(23,186)	$58,261	$(2,718)	$—	$32,357

	Year Ended December 31, 2019
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Income (Loss) Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(305,361)
Income tax benefit	N/A	N/A	N/A	N/A	(4,258)
Income (loss) before income taxes	$(312,120)	$80,060	$(44,962)	$(32,597)	$(309,619)
Other income	—	—	(1,409)	(38,249)	(39,658)
Depreciation and amortization expense	8,414	73,369	5,684	—	87,467
Share-based compensation expense	32,390	150,434	16,078	—	198,902
Interest expense	29,990	—	956	70,846	101,792
Adjusted EBITDA	$(241,326)	$303,863	$(23,653)	$—	$38,884

	Year Ended December 31, 2018
	Homes	IMT	Mortgages	Corporate Items (2)	Consolidated
Reconciliation of Adjusted EBITDA to Net Loss and Loss Before Income Taxes:
Net loss (1)	N/A	N/A	N/A	N/A	$(119,858)
Income tax benefit	N/A	N/A	N/A	N/A	(31,102)
Loss before income taxes	$(59,691)	$(57,638)	$(13,711)	$(19,920)	$(150,960)
Other income	—	—	(244)	(19,026)	(19,270)
Depreciation and amortization expense	1,323	91,232	6,836	—	99,391
Share-based compensation expense	7,731	131,404	9,949	—	149,084
Impairment costs	—	75,000	4,000	—	79,000
Acquisition-related costs	—	27	2,305	—	2,332
Interest expense	2,177	—	132	38,946	41,255
Adjusted EBITDA	$(48,460)	$240,025	$9,267	$—	$200,832
(1) We use income (loss) before income taxes as our profitability measure in making operating decisions and assessing the performance of our segments, therefore, net loss and income tax benefit are calculated and presented only on a consolidated basis within our financial statements.
(2) Certain corporate items are not directly attributable to any of our segments, including interest income earned on our short-term investments included in Other income and interest costs on our convertible senior notes included in Interest expense.